UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 4, 2013

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 4, 2013, certain wholly-owned subsidiaries (collectively, “Seller”) of ERP Operating Limited Partnership (“ERP”), a subsidiary and the operating partnership of Equity Residential (“EQR”) through which EQR owns substantially all of its assets, entered into a Real Estate Sale Agreement dated as of January 3, 2013 (the “Sale Agreement”) with GSG Residential Portfolio LLC (“Purchaser”), pursuant to which Seller has agreed to sell to Purchaser a portfolio of 27 multifamily assets across the United States (the “Assets”), for $1.5 billion in cash (the “Purchase Price”), all pursuant to the terms and subject to the conditions set forth in the Sale Agreement (the “Transaction”). Purchaser has the right to exclude up to 8% of the value of the Assets from its purchase, in which case the Purchase Price may decrease to not less than $1.38 billion.

The Transaction may be consummated in two separate closings, both of which are expected to occur in the first quarter of 2013. The consummation of the Transaction is subject to the satisfaction of certain customary closing conditions, and there can be no assurance that the Transaction will be consummated. The parties have made customary representations and warranties to each other in the Sale Agreement. In addition, subject to the limitations and conditions in the Sale Agreement, each party has agreed to indemnify the other party against specified losses.

The foregoing description of the Sale Agreement and the Transaction is not complete and is subject to and qualified in its entirety by reference to the Sale Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K, and the terms of which are incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.

On January 7, 2013, EQR issued a press release announcing the execution of the Sale Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by EQR or ERP under the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, and other statements that ERP or EQR may make, may contain forward-looking statements that involve numerous risks and uncertainties. The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements included in this communication are based on information available to EQR and ERP on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on EQR’s or ERP’s results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. None of EQR, ERP or any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond ERP’s and EQR’s control. Neither ERP nor EQR undertake any obligation (and ERP and EQR expressly disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

2.1	Real Estate Sale Agreement, dated as of January 3, 2013 (executed January 4, 2013), by and among certain subsidiaries of ERP Operating Limited Partnership and GSG Residential Portfolio LLC *

99.1	Press Release dated January 7, 2013.

*	Certain schedules and exhibits have been omitted in accordance with Regulation S-K 601(b)(2). ERP and EQR will furnish the omitted schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: January 7, 2013	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President and General Counsel

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: January 7, 2013	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President and General Counsel